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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 21, 1997
                                        -----------------
                        (Date of Earliest Event Reported)



                            ELCOM INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      0-27376                  04-3175156
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 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)


     10 Oceana Way, Norwood, Massachusetts                       02062
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   (Address of Principal Executive Offices)                    (Zip Code)


     Registrant's telephone number, including area code     (617) 440-3333
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Item 2. Acquisition or Disposition of Assets.
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     On February 21, 1997, Elcom International, Inc., a Delaware corporation
(the "Company"), acquired the entire share capital of Data Supplies Limited, a corporation organized under the laws of England ("Data Supplies"). The acquisition was accomplished pursuant to an Agreement for the Sale and Purchase of Shares in the Capital of Data Supplies dated February 21, 1997 (the "Agreement") by and among Elcom Group Limited, a United Kingdom indirect subsidiary of the Company ("Buyer"), and the sole shareholder of Data Supplies (the "Data Supplies Shareholder"). A copy of the Agreement is filed as an Exhibit hereto.

     As consideration for the acquisition of the entire share capital of Data Supplies, Buyer paid total consideration consisting of (pound)1,000,000 (British pounds) and a note in the amount of $752,000 (U.S. dollars) to the Data Supplies Shareholder. The note bears interest at a rate of 5%. The Company has entered into a short-term service agreement with the Data Supplies Shareholder to cover his continued employment at the Company through March 31, 1997.

     Data Supplies is a profitable, United Kingdom-based remarketer of personal computer products with revenues for its fiscal year ended December 31, 1996 of approximately $21 million, and is headquartered in Slough, Berkshire, United Kingdom. Except as described above, there are no material relationships between the Company and Data Supplies, the Data Supplies Shareholder or any of their respective affiliates, directors or officers.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Financial Statements of Businesses Acquired. *
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     (b)  Pro Forma Financial Information. *
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     (c)  Exhibits:
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          Exhibit Number
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          2.1  Agreement for the sale and purchase of shares in the capital of
               Data Supplies Limited dated February 21, 1997, by and among Elcom Group Limited, the Vendor (as defined therein) and Mr. Savage.

          23.1 Consent of Auditors**


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*    The Company is analyzing whether the financial statements for Data Supplies for the periods specified in Rule 3-05(b) of Regulation S-X, and the pro forma information required pursuant to Article 11 of Regulation S-X will be required. In any case, such data is not currently available and if required will be filed by amendment as soon as practicable, but not later than 60 days after the date that this Report is due. The Company expects to file its Annual Report on Form 10-K for calendar year 1996, prior to such date.

**   To be filed by amendment, if required.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ELCOM INTERNATIONAL, INC.




                                        /s/ Laurence F. Mulhern
                                        -------------------------------------
                                        Laurence F. Mulhern,
                                        Chief Financial Officer and Treasurer




Date:    March 6, 1997





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